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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2002
                                                         -----------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


         001-05767                                    54-0493875
         ---------                                    ----------
        (Commission                                (I.R.S. Employer
         File No.)                                Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (804) 527-4000
                                 --------------

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ITEM 5.  OTHER EVENTS

         On February 22, 2002, Circuit City Stores, Inc., a Virginia corporation (the "Company"), issued a press release announcing the Company's plans to split-off its CarMax auto superstore business. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  The following exhibit is filed as a part of this report:

                    99.1            Press Release dated February 22, 2002


                                       2

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                                   Signature
                                   ---------

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CIRCUIT CITY STORES, INC.



                                  By:   /s/ Philip J. Dunn
                                       ---------------------------------------
                                       Philip J. Dunn
                                       Senior Vice President, Treasurer,
                                       Controller and Chief Accounting Officer

Date:  February 22, 2002

                                       3

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                                  EXHIBIT LIST
                                  ------------


Exhibit                              Description
-------                              -----------

99.1                     Press Release dated February 22, 2002